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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

  We consent to the incorporation by reference in Valero L.P.'s Registration Statement (Form S-3 No. 333-89978) of our report dated March 6, 2003 on the Valero South Texas Pipeline and Terminal Business financial statements for the year ended December 31, 2002 included in this Form 8-K.

                                    /s/ ERNST & YOUNG LLP



  San Antonio, Texas
  April 2, 2003